                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2006

Item 1.     REPORT TO SHAREHOLDERS.

MARKET VECTORS

# Environmental Services ETF

# Gold Miners ETF

# Steel ETF

Van Eck Global
SINCE 1955

ANNUAL REPORT 2006

The information in the shareholder letter represents the personal opinions of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Funds’ holdings, the Funds’ performance, and the views of the portfolio managers are as of December 31, 2006, and are subject to change.

Market Vectors ETF Trust

Dear Shareholder:

We are pleased to present this first annual report for the Market Vectors ETF Trust for the period ended December 31, 2006.

  On May 16, Market Vectors-Gold Miners ETF commenced operations. Having been the company that introduced the nation’s first gold-mining based mutual fund in 1968, it seemed only natural for us to bring you the only exchange-traded fund based on the Amex Gold Miners Index (GDM), which in our belief, is by far the most broadly diversified and comprehensive representation of today’s gold-mining market.

  On October 10, Market Vectors-Steel ETF commenced operations. Steel ETF is the nation’s first exchange-traded fund focused on the steel industry, widely considered the backbone of the U.S. economy. Its benchmark index, Amex Steel Index (STEEL), is currently the most broadly diversified index specifically designed for the steel industry.

  Market Vectors-Environmental Services ETF commenced operations on that same October date, with a focus on companies that offer a full range of environmental services to residential, industrial, municipal and commercial customers. Its benchmark index, Amex Environmental Services Index (AXENV), is currently the only diversified index specifically designed to benchmark the environmental services or waste management industry.

In the less than eight months since Gold Miners ETF was introduced, total assets under management in the three funds of Market Vectors ETF Trust grew to more than $522 million (as of December 31, 2006).

The enthusiastic response to ETFs in general, and to Market Vectors ETFs in particular, demonstrates the interest on the part of individual investors and financial professionals alike to find new and exciting sector allocation solutions as well as innovative ways to trade, hedge or invest in specialized segments of the market that have remained largely untapped to date.

On the following pages, you will find a brief review of each of the three sectors in which Market Vectors ETFs offer investment options as well as each Fund’s performance for the period ended December 31, 2006. You will, of course, also find the financial statements and portfolio information for each.

I want to thank you for your participation in the Market Vectors ETF Trust. We look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and Executive Vice President
Market Vectors ETF Trust
Van Eck Global

The Amex Environmental Services Index, Amex Gold Miners Index and Amex Steel Index (the “Indices”) are trademarks of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with the Market Vectors ETFs. The Market Vectors ETFs are not sponsored, or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of the Indices or the results to be obtained by any person from the use of the Indices in connection with the trading of the Market Vectors ETFs.

Van Eck Associates Corporation has an exclusive license with the Amex for exchange-traded funds, and a revenue sharing agreement with the Amex for derivative products based on AXENV, GDM and STEEL. Amex is the owner of, and maintains, AXENV, GDM and STEEL.

Environmental Services ETF (Ticker: EVX)

Market Vectors-Environmental Services ETF (the “Fund”) seeks to replicate the performance, before fees and expenses, of the Amex Environmental Services Index1 (AXENV) by investing in common stocks and American Depositary Receipts (ADRs) of large-, mid- and small-cap companies comprising the AXENV. AXENV, calculated by the American Stock Exchange (Amex), is a modified equal dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. AXENV is currently the only diversified index specifically designed to benchmark the environmental services or waste management industry. As of December 31, 2006, AXENV was comprised of 26 publicly traded issuers.

For the period from the Fund’s commencement date on October 10, 2006 through December 31, 2006 (the “reporting period”), the Fund returned 11.70% (net of fees and expenses), while AXENV returned 11.67%.2

Market and Economic Review

Environmental services stocks overall produced strong double-digit returns during the reporting period, outperforming the broad equity market. To compare, the S&P 500 Index3 gained 6.70% for the fourth quarter. Strong pricing, rather than volume, was the key driver of sustained return-on-invested-capital (ROIC) growth within the environmental services industry.

At the end of the year, valuations for environmental services stocks seemed reasonable, given that rather realistic price growth expectations appeared to already be a part of consensus earnings-per-share figures and that environmental services stocks were trading at the high end of their established historical EV/EBITDA4 multiple range. On a price/earnings (P/E) basis, environmental services stocks experienced multiple expansion rising to about 20x forward-year earnings in 2006 compared to 16x in 2003, although such multiple expansion was helped in part by a general P/E multiple expansion of the broader equity market. The average dividend yield of environmental services stocks was below that of the S&P 500 Index during 2006, but, constructively, waste services stocks spent approximately $1.75 billion on stock buybacks in 2006, and large stock buyback programs remained in place going into the new year.

Profits within the industry did not expand to the same extent as pricing growth was due to rising fuel and labor costs during 2006. However, with fuel prices declining somewhat at the end of the year, this concern is expected to dissipate as fourth-quarter 2006 results are reported. Also, following profit erosion from 2000 through 2005, recent capital efficiency improvements and margin expansion efforts by company managements have begun to turn the profit picture around. All told, positive pricing and other industry trends seen over the last year may well continue based on a combination of a strong albeit slowing economy, relatively new ROIC-focused initiatives at several companies and positive supply/demand fundamentals (i.e., limited landfills/more garbage).

Fund Review

The Fund commenced operations with a net asset value of $39.93 per share on October 10, 2006 and ended the period with a net asset value of $44.55 per share on December 31, 2006.

Among the Fund’s ten largest holdings as of December 31, 2006, performance was mixed for the reporting period. Veolia Environnement, Suez SA and Stericycle each produced robust double-digit returns. Clean Harbors and Waste Industries USA generated solid single-digit increases, and Tetra Tech and Covanta Holding also advanced though more modestly. Rentech, Waste Management and Republic Services each lost ground. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Veolia, 10.8%; Suez, 10.1%; Stericycle, 2.9%; Clean Harbors, 3.0%; Waste Industries, 3.0%; Tetra Tech, 2.9%; Covanta, 3.0%; Rentech, 2.9%; Waste Management, 10.0%; and Republic Services, 9.9%.]

* * *

Environmental Services ETF (Ticker: EVX)

All reference to Fund assets refer to Total Net Assets.

Shares of the Fund are not individually redeemable. The owners of Fund shares may purchase or redeem their shares within creation units only. Creation units are large blocks of shares (generally 50,000) sold to Authorized Participants. Authorized Participants can sell or redeem an individual investor’s shares within a creation unit.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1Amex Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. AXENV includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million, three-month trading prices greater than $3.00, and three-month daily average traded values greater than $1 million. AXENV is calculated and maintained by the American Stock Exchange (Amex). Van Eck Associates Corporation has an exclusive license with the Amex for exchange-traded funds, and a revenue sharing agreement with the Amex for derivative products based on the AXENV. Amex is the owner of, and maintains, the AXENV.

2The Fund is passively managed but may not hold each AXENV component in the same weighting as the AXENV and is subject to certain expenses that the AXENV is not. The Fund thus may not replicate exactly the performance of the AXENV.

3Standard & Poor’s (S&P) 500 Index returns are for the period from October 1, 2006 through December 31, 2006. The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

4Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization.

Environmental Services ETF (Ticker: EVX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

Days in Period
October 16* through
Premium/Discount Range	December 31, 2006
1.4% > x 1.2%	0
1.2% > x 1.0%	1
1.0% > x 0.8%	0
0.8% > x 0.6%	1
0.6% > x 0.4%	0
0.4% > x 0.2%	0
0.2% > x 0.0%	17
0.0% > x -0.2%	24
-0.2% > x -0.4%	8
-0.4% > x -0.6%	0
-0.6% > x -0.8%	0
-0.8% > x -1.0%	1
-1.0% > x -1.2%	0
-1.2% > x -1.4%	1

________________
* First day of secondary market trading.

Environmental Services ETF (Ticker: EVX)

EVX PERFORMANCE RECORD AS OF 12/31/06 (unaudited)

	Total Return
	NAV	AXENV	SHARE PRICE
Life (since 10/10/06)	11.70%	11.67%	11.86%

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

Sector Weightings*† as of December 31, 2006 (unaudited)

____________
*	Percentage of net assets.
†	Sector weightings add up to more than 100% due to a negative “Other Assets Less Liabilities” position (-0.4%, see page 14) that is not shown on this pie chart.
Portfolio is subject to change.

Gold Miners ETF (Ticker: GDX)

Market Vectors-Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Amex Gold Miners Index1 (GDM) by investing in common shares and ADRs of shares of large-, mid- and small-cap companies comprising the GDM. GDM, calculated by the American Stock Exchange (Amex), is a modified market-capitalization weighted index comprised of common stocks and ADRs of publicly traded companies involved primarily in mining for gold. We believe that GDM is the most comprehensive and diversified representation of today’s gold-mining market, currently comprising 40 publicly traded issuers from around the globe.

For the period from the Fund’s commencement date on May 16, 2006 through December 31, 2006 (the “reporting period”), the Fund returned 0.67% (net of fees and expenses), while GDM returned 0.30%.2

Market and Economic Review

A surge in investment demand pushed gold bullion prices to rise to $730 per ounce on May 12, its highest level since 1980. Gold Miners ETF was launched four days later on May 16 just after gold had reached its peak, for at that point, the gold market became over-bought and a period of consolidation ensued. Gold traded in a range between $565 and $650 per ounce through the second half of the year. Gold prices closed the period on December 31, 2006 at $636.70 per ounce.

The gold market typically experiences a strong correction in the first half, and this year was no exception. Historically, once post-holiday re-stocking dies down, gold becomes vulnerable with little fabrication demand to underpin the market. In 2006, the correction occurred toward the end of the first half, when gold fell from its high in May to $542 per ounce in June, as the U.S. dollar showed some modest strength.

During the second half of the year, there were persistent comments from high-level central bankers around the globe expressing a need to diversify their holdings away from U.S. dollars. Indeed, Bank of International Settlements figures show a decline in U.S. dollar deposits during these months by Russia, Italy, Saudi Arabia, Switzerland and others. The Fed held rates steady in August, and by October the U.S. dollar was again in decline toward its low for the year on December 4. Gold prices moved back above $600 per ounce in July and traded above this level for most of the second half. Some turbulence occurred in September and October as a sell-off in the energy markets caused weakness across other commodities. Gold prices fell to the $575 per ounce level, but quickly decoupled from the energy complex to advance to its highest yearend close ever at $636.70 per ounce.

Fund Review

The Fund commenced operations with a net asset value of $39.72 per share on May 16, 2006. Gold shares usually carry a high correlation to the underlying precious metal. Thus, as gold prices declined from their May high, the intraday trading price of the Fund fell to its low of $31.82 per share on June 13. The Fund rallied from its June lows, corrected lower again along with the sell-off that began late in the third calendar quarter, and then rebounded into yearend to a net asset value of $39.87 per share on December 31, 2006.

Among the Fund’s ten largest holdings as of December 31, 2006, performance was positive across the board for the reporting period. Five of the Fund’s ten largest holdings produced impressive double-digit returns, including Yamana Gold, Agnico-Eagle Mines, Goldcorp, AngloGold Ashanti and Harmony Gold Mining. The other five—Newmont Mining, Gold Fields, Barrick Gold, Freeport-McMoRan Copper & Gold and Kinross Gold—generated positive but more modest returns. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Yamana, 4.3%; Agnico-Eagle, 4.4%; Goldcorp, 6.5%; AngloGold Ashanti, 7.1%; Harmony, 4.5%; Newmont, 10.5%; Gold Fields, 5.3%; Barrick, 14.6%; Freeport-McMoRan, 6.0%; and Kinross, 4.5%.]

* * *

Gold Miners ETF (Ticker: GDX)

All reference to Fund assets refer to Total Net Assets.

Shares of the Fund are not individually redeemable. The owners of Fund shares may purchase or redeem their shares within creation units only. Creation units are large blocks of shares (generally 50,000) sold to Authorized Participants. Authorized Participants can sell or redeem an individual investor’s shares within a creation unit.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1Amex Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. GDM includes common stocks and American Depositary Receipts (ADRs) of selected companies with market capitalizations greater than $100 million that have a daily average traded volume of at least 50,000 shares over the past six months. GDM is calculated and maintained by the American Stock Exchange (Amex). Van Eck Associates Corporation has an exclusive license with the Amex for exchange traded funds, and a revenue sharing agreement with the Amex for derivative products based on the GDM. Amex is the owner of, and maintains, the GDM.

2The Fund is passively managed but may not hold each GDM component in the same weighting as GDM and is subject to certain expenses that the Index is not. GDM thus may not replicate exactly the performance of the GDM.

Gold Miners ETF (Ticker: GDX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the periods noted.

	Days in Period
	May 22* through	July 1 through	October 1 through
Premium/Discount Range	June 30, 2006	September 30, 2006	December 31, 2006
1.0% > x 0.8%	0	0	0
0.8% > x 0.6%	0	0	1
0.6% > x 0.4%	1	0	0
0.4% > x 0.2%	1	7	8
0.2% > x 0.0%	15	36	27
0.0% > x -0.2%	11	19	24
-0.2% > x -0.4%	1	0	2
-0.4% > x -0.6%	0	0	0
-0.6% > x -0.8%	0	0	1
-0.8% > x -1.0%	0	0	0

________________
*First day of secondary market trading.

Gold Miners ETF (Ticker: GDX)

GDX PERFORMANCE RECORD AS OF 12/31/06 (unaudited)

	Total Return
	NAV	GDM	SHARE PRICE
Life (since 05/16/06)	0.67%	0.30%	0.77%

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (05/16/06) to the first day of secondary market trading in shares of the Fund (05/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings* as of December 31, 2006 (unaudited)

____________
*	Percentage of net assets. Portfolio is subject to change.

Steel ETF (Ticker: SLX)

Market Vectors-Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Amex Steel Index1 (STEEL) by investing in common shares and ADRs of shares of large-, mid- and small-cap companies reflected in the Index. STEEL, calculated by the American Stock Exchange (Amex), is a modified market capitalization-weighted index comprised of common stocks and ADRs of publicly traded companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills, manufacturing steel, the fabrication of steel shapes and products, or the extradition and reduction of iron ore. We believe that STEEL is currently the most broadly diversified index specifically designed as an effective benchmark for the steel industry, representing more companies than any other steel index and encompassing a broad, global range of companies across the market capitalization spectrum. As of December 31, 2006, STEEL represented 38 publicly traded issuers from around the globe.

For the period from the Fund’s commencement date on October 10, 2006 through December 31, 2006 (the “reporting period”), the Fund returned 14.85% (net of fees and expenses), while STEEL returned 14.68%.2

Market and Economic Review

Most steel stocks outperformed the broad equity market in 2006, with many moving up to record highs, even with steel prices dropping. This was primarily due to improving fundamentals. For example, many steel companies, especially steel mills, improved their balance sheets and cash flows and increased dividends. Many also introduced new share buyback programs and repurchased a significant number of shares outstanding. 2006 was also a year of intense consolidation in the global steel industry. Several deals closed during the fourth quarter alone—Tenaris acquired Maverick Tube, J. Maneely acquired Atlas Tube, IPSCO acquired NS Group, Ancelor Mittal acquired Sicartsa, Esmark acquired Wheeling-Pittsburgh, and Nucor acquired Verco Manufacturing.

The supply-demand scenario also favored steel. As steel prices began to dip, domestic mills cut back their monthly production. Steel imports over the fourth quarter fell about 20% from their peak. Together, these supply trends worked to reduce service center inventory levels for the first time in November. At the end of December, the ratio of months’ supply on hand was above average but lower than at other yearends. Meanwhile, steel demand was weaker than expected during the fourth quarter, but still outpaced supply. With the exception of auto production, most of the major steel-consuming sectors, including highway construction, industrial production, core appliances and capital goods showed increased demand. Non-residential construction, which accounts for approximately 35% of total steel demand, and energy markets were particularly strong.

Steel prices were in a soft patch at the end of the year, stemming from high inventories that developed near the end of the summer of 2006 and from steel pricing that dipped from over $600 a ton in September to the low $500s a ton in December. While this may impact steel companies’ fourth-quarter earnings, we believe there may well be a pending recovery in pricing that should come from a combination of lower supply, solid global demand trends and robust consolidation activity.

Fund Review

The Fund commenced operations with a net asset value of $40.51 per share on October 10, 2006 and ended the period with a net asset value of $46.38 per share on December 31, 2006.

Among the Fund’s ten largest holdings as of December 31, 2006, performance was mostly positive for the reporting period. Allegheny Technologies, Cia Vale do Rio Doce, POSCO, Corus Group, United States Steel, Mittal Steel, Gerdau SA and Rio Tinto each produced robust double-digit gains. Nucor also produced a positive though more modest return. Only Cia Siderurgica Nacional lost ground during the reporting period. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Allegheny, 4.5%; Cia Vale do Rio Doce, 13.4%; POSCO, 6.2%; Corus, 5.0%; United States Steel, 4.5%; Mittal Steel, 6.9%; Gerdau, 4.5%; Rio Tinto, 13.5%; Nucor, 4.9%; and Cia Siderurgica Nacional, 4.5%.]

* * *

Steel ETF (Ticker: SLX)

All reference to Fund assets refer to Total Net Assets.

Shares of the Fund are not individually redeemable. The owners of Fund shares may purchase or redeem their shares within creation units only. Creation units are large blocks of shares (generally 50,000) sold to Authorized Participants. Authorized Participants can sell or redeem an individual investor’s shares within a creation unit.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1Amex Steel Index (STEEL) is a modified market capitalization-weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore. STEEL includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million and a daily average traded volume of at least $1 million over the past three months. STEEL is calculated and maintained by the American Stock Exchange (Amex). Van Eck Associates Corporation has an exclusive license with the Amex for exchange traded funds, and a revenue sharing agreement with the Amex for derivative products based on STEEL. Amex is the owner of, and maintains, STEEL.

2The Fund is passively managed but may not hold each STEEL component in the same weighting as STEEL and is subject to certain expenses that STEEL is not. The Fund thus may not replicate exactly the performance of STEEL.

Steel ETF (Ticker: SLX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

Days in Period
October 16* through
Premium/Discount Range	December 31, 2006
1.2% > x 1.0%	0
1.0% > x 0.8%	0
0.8% > x 0.6%	0
0.6% > x 0.4%	0
0.4% > x 0.2%	2
0.2% > x 0.0%	18
0.0% > x -0.2%	21
-0.2% > x -0.4%	7
-0.4% > x -0.6%	2
-0.6% > x -0.8%	2
-0.8% > x -1.0%	0
-1.0% > x -1.2%	1

________________
*First day of secondary market trading.

Steel ETF (Ticker: SLX)

SLX PERFORMANCE RECORD AS OF 12/31/06 (unaudited)

	Total Return
	NAV	STEEL	SHARE PRICE
Life (since 10/10/06)	14.85%	14.68%	14.87%

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings*† as of December 31, 2006 (unaudited)

____________
*	Percentage of net assets.
†	Weightings add up to more than 100% due to a negative “Other Assets Less Liabilities” position (-0.4%, see page 16) that is not shown on this pie chart.
Portfolio is subject to change.

Market Vectors ETF Trust
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Environmental Services ETF (EVX)	Actual	$1,000.00	$1,117.00	$2.93
	Hypothetical**	$1,000.00	$1,010.00	$2.79
Gold Miners ETF (GDX)	Actual	$1,000.00	$1,033.47	$2.77
	Hypothetical**	$1,000.00	$1,022.48	$2.75
Steel ETF (SLX)	Actual	$1,000.00	$1,148.50	$2.98
	Hypothetical**	$1,000.00	$1,011.22	$2.80

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 0.55% on EVX Shares, 0.54% on GDX Shares and 0.55% on SLX Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

Market Vectors ETF Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in
Market Vectors-Environmental Services ETF at inception with a similar investment in the Amex Environmental Services Index.

Market Vectors-Environmental Services ETF (EVX)
vs. Amex Environmental Services Index (AXENV)

[1]Commencement dates for the Market Vectors-Environmental Services ETF was 10/10/06, Market Vectors-Gold Miners ETF, 5/16/06 and Market Vectors-Steel ETF, 10/10/06.

[2]The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (EVX, 10/10/06; GDX, 5/16/06; SLX, 10/10/06) to the first day of secondary market trading in shares of the Fund (EVX, 10/16/06; GDX, 5/22/06; SLX, 10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflect current temporary waivers of expenses and/or fees. Had the Market Vectors ETFs incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Market Vectors ETFs will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

Total Return 12/31/06	Since Inception
Environmental Services ETF (NAV)[1]	11.70%
Environmental Services ETF (Share Price)[2]	11.86%
Amex Environmental Services Index (AXENV)	11.67%

This graph compares a hypothetical $10,000 investment in
Market Vectors-Gold Miners ETF at inception with a similar
investment in the Amex Environmental Services Index.

Market Vectors-Gold Miners ETF (GDX)
vs. Amex Gold Miners Index (GDM)

Total Return 12/31/06	Since Inception
Gold Miners ETF (NAV)[1]	0.67%
Gold Miners ETF (Share Price)[2]	0.77%
Amex Gold Miners Index (GDM)	0.30%

Market Vectors ETF Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in
Market Vectors -Steel ETF at inception with a similar investment in the Amex Environmental Services Index.

Market Vectors-Steel ETF (SLX)
vs. Amex Steel Index (STEEL)

All indices are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Amex Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. AXENV includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million, three-month trading prices greater than $3.00, and three-month daily average traded values greater than $1 million.

Amex Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. GDM includes common stocks and American Depositary Receipts (ADRs) of selected companies with market capitalizations greater than $100 million that have a daily average traded volume of at least 50,000 shares over the past six months.

Amex Steel Index (STEEL) is a modified market
capitalization-weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore. STEEL includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million and a daily average traded volume of at least $1 million over the past three months.

Total Return 12/31/06	Since Inception
Steel ETF (NAV)[1]	14.85%
Steel ETF (Share Price)[2]	14.87%
Amex Steel Index (Steel)	14.68%

Environmental Services ETF
Schedule of Investments
December 31, 2006

Number
of Shares		Value
COMMON STOCKS: 100.2%

France: 20.9%
78,301	Suez S.A. (ADR)	$4,068,520
57,472	Veolia Environnement (ADR)	4,325,343
		8,393,863
United States: 79.3%
93,488	Allied Waste Industries, Inc. †	1,148,968
42,679	American Ecology Corp.	789,988
116,816	Basin Water, Inc. †	790,844
129,432	Calgon Carbon Corp. †	802,478
63,065	Casella Waste Systems, Inc. †	771,285
24,488	Clean Harbors, Inc. †	1,185,464
54,728	Covanta Holding Corp. †	1,206,205
211,839	Darling International, Inc. †	1,167,233
46,371	Fuel-Tech N.V. †	1,142,581
35,575	Layne Christensen Co. †	1,167,927
30,848	Metal Management, Inc.	1,167,597
56,209	Nalco Holdings Co. †	1,150,036
161,303	Newpark Resources †	1,162,995
311,795	Rentech Inc. †	1,175,467
97,108	Republic Services, Inc.	3,949,382
34,633	Shaw Group, Inc. †	1,160,205
15,517	Stericycle, Inc. †	1,171,534
260,761	Synagro Technologies, Inc.	1,152,564
65,373	Tetra Tech, Inc. †	1,182,598
103,242	WCA Waste Corp. †	829,033
28,010	Waste Connections, Inc. †	1,163,816
39,080	Waste Industries USA, Inc.	1,192,722
109,082	Waste Management, Inc.	4,010,945
116,125	Waste Services, Inc. †	1,143,831
		31,785,698
Total Common Stocks
(Cost: $36,684,328)		40,179,561

Number
of Shares		Value
MONEY MARKET FUND: 0.2%
67,380	Fidelity Institutional
	Money Market Fund -
	Treasury Portfolio Class
	III Shares
	(Cost: $67,380)	$67,380
Total Investments 100.4%
(Cost: $36,751,708)		40,246,941
Other Assets Less Liabilities (0.4)%		(152,262)
NET ASSETS: 100.0%		$40,094,679

________________
† Non-income producing
ADR — American Depositary Receipt

Summary of
Investments	% of
by Industry	Net
(unaudited)	Assets	Value
Non-hazardous Waste Disposal	35.5%	$14,209,982
Water	15.6	6,266,223
Alternative Waste Technologies	10.7	4,297,742
Electric Utilities	10.1	4,068,520
Hazardous Waste Disposal	7.8	3,146,986
Energy-Alternate Sources	3.0	1,206,205
Environmental Consulting & Engineering	3.0	1,182,598
Miscellaneous Building & Construction	2.9	1,167,927
Engineering/R&D Services	2.9	1,160,205
Oil-Field Services	2.9	1,162,995
Pollution Control	2.9	1,142,581
Recycling	2.9	1,167,597
Total Common Stocks	100.2	40,179,561
Money Market Fund	0.2	67,380
Other Assets Less Liabilities	(0.4)	(152,262)
	100.0%	$40,094,679

See Notes to Financial Statements

Gold Miners ETF
Schedule of Investments
December 31, 2006

Number
of Shares		Value
COMMON STOCKS: 100.0%

Canada: 51.6%
471,828	Agnico-Eagle Mines Ltd.	$19,458,187
715,274	Aurizon Mines Ltd. †	2,238,808
2,089,020	Barrick Gold Corp.	64,132,914
1,205,519	Crystallex International Corp. †	4,363,979
279,279	Cumberland Resources Ltd. †	1,575,134
1,679,026	Eldorado Gold Corp. †	9,066,740
500,725	Gammon Lake Resources
	Inc. †	8,156,810
1,011,899	Goldcorp, Inc.	28,778,408
518,769	Great Basin Gold Ltd. †	871,532
866,279	Iamgold Corp.	7,631,918
1,651,375	Kinross Gold Corp. †	19,618,335
235,662	Minefinders Corp. †	2,097,392
1,055,105	Miramar Mining Corporation. †	4,769,075
522,020	Nevsun Resources Ltd. †	1,132,783
751,278	Northern Orion Resources,
	Inc. †	2,749,677
1,062,229	Northgate Minerals Corp. †	3,696,557
654,435	Orezone Resources Inc. †	962,019
374,671	PAN American Silver Corp. †	9,430,469
792,064	RIO Narcea Gold Mines, Ltd. †	1,940,557
167,667	Seabridge Gold Inc. †	2,367,458
303,121	Silver Standard Resources,
	Inc. †	9,317,940
424,549	Tanzanian Royalty Exploration. †	2,526,067
594,147	Taseko Mines Ltd. †	1,538,841
1,446,508	Yamana Gold Inc.	19,064,975
		227,486,575
Peru: 4.0%
626,608	Cia de Minas Buenaventura S.A.
	(Sponsored ADR)	17,582,620
South Africa: 16.9%
665,525	AngloGold Ashanti Ltd.	31,339,572
1,230,025	Gold Fields Ltd.	23,222,872
1,268,687	Harmony Gold Mining
	Co Ltd. †	19,981,820
		74,544,264
United Kingdom: 1.8%
337,727	Randgold Resources
	Ltd. (ADR) †	7,923,075

Number
of Shares		Value
United States: 25.7%
287,816	Apex Silver Mines Ltd. †	$4,573,396
1,369,279	Coeur D’Alene Mines Corp. †	6,777,931
476,137	Freeport-McMoRan
	Copper & Gold, Inc.	26,535,115
196,820	Gold Reserve, Inc. †	928,990
1,023,718	Golden Star Resources Ltd. †	3,019,968
588,573	Hecla Mining Co. †	4,508,469
497,872	Meridian Gold, Inc. †	13,835,863
413,985	Metallica Resources, Inc. †	1,639,381
1,021,440	Newmont Mining Corp.	46,118,016
116,178	Royal Gold, Inc.	4,180,084
136,747	Vista Gold Corp. †	1,180,127
		113,297,340
Total Common Stocks
(Cost: $432,957,676)		440,833,874
MONEY MARKET FUND: 0.3%
1,377,981	Fidelity Institutional
	Money Market Fund -
	Treasury Portfolio Class
	III Shares
	(Cost: $1,377,981)	1,377,981
TOTAL INVESTMENTS: 100.3%
(Cost: $434,335,657)		442,211,855
Other Assets Less Liabilities (0.3)%		(1,516,210)
NET ASSETS: 100.0%		$440,695,645

________________
† Non-income producing
ADR — American Depositary Receipt

Summary of
Investments	% of
by Industry	Net
(unaudited)	Assets	Value
Gold	93.9%	$413,223,551
Copper	0.9	4,288,518
Silver	5.2	23,321,805
Total Common Stocks	100.0	440,833,874
Money Market Fund	0.3	1,377,981
Other Assets Less Liabilities	(0.3)	(1,516,210)
	100.0%	$440,695,645

See Notes to Financial Statements

Steel ETF
Schedule of Investments
December 31, 2006

Number
of Shares		Value
COMMON STOCKS: 100.1%

Brazil: 22.4%
62,218	Cia Siderurgica Nacional
	S.A. (ADR)	$1,865,296
188,248	Cia Vale do Rio Doce (ADR)	5,598,496
117,038	Gerdau S.A. (ADR)	1,872,608
		9,336,400
Canada: 4.5%
80,109	Gerdau Ameristeel Corp.	714,572
12,385	IPSCO, Inc.	1,162,580
		1,877,152
Luxemburg: 3.7%
52,610	Ternium SA (ADR) †	1,555,678
Mexico 1.3%
36,847	Grupo Simec S.A.B.
	de C.V. (ADR) †	529,491
Netherlands 6.9%
68,507	Mittal Steel Co. N.V.	2,889,625
Russia 2.2%
36,413	Mechel Oao (ADR)	927,803
South Korea 6.2%
31,172	POSCO (ADR)	2,576,989
United Kingdom: 18.5%
100,225	Corus Group PLC (ADR)	2,078,667
26,614	Rio Tinto PLC (ADR)	5,655,209
		7,733,876
United States: 34.4%
28,925	AK Steel Holding Corp. †	488,833
20,887	Allegheny Technologies, Inc.	1,894,033
4,357	AM Castle & Co.	110,886
6,702	Carpenter Technology Corp.	687,089
12,150	Chaparral Steel Co.	537,881
10,823	Cleveland-Cliffs, Inc.	524,266
30,935	Commercial Metals Co.	798,123
7,831	Gibraltar Industries, Inc.	184,107
2,755	LB Foster Co. †	71,382
8,122	Lone Star Technologies, Inc. †	393,186
3,444	Mesabi Trust	95,433
6,911	Metal Management, Inc.	261,581

Number
of Shares		Value
United States: (continued)
37,229	Nucor Corp.	$2,034,937
2,737	Olympic Steel, Inc.	60,844
9,400	Oregon Steel Mills, Inc. †	586,654
9,702	Quanex Corp.	335,592
19,804	Reliance Steel & Aluminum Co.	779,882
6,889	Ryerson, Inc.	172,845
8,078	Schnitzer Steel Industries, Inc.	320,697
24,946	Steel Dynamics, Inc.	809,498
3,427	Steel Technologies, Inc.	60,144
24,702	Timken Co.	720,804
25,741	United States Steel Corp.	1,882,697
1,694	Universal Stainless & Alloy †	56,715
3,917	Wheeling-Pittsburgh Corp. †	73,365
23,309	Worthington Industries, Inc.	413,035
		14,354,509
Total Common Stocks
(Cost: $37,076,549)		41,781,523
MONEY MARKET FUND: 0.3%
132,240	Fidelity Institutional
	Money Market Fund -
	Treasury Portfolio Class
	III Shares
	(Cost: $132,240)	132,240
Total Investments 100.4%
(Cost: $37,208,789)		41,913,763
Other Assets Less Liabilities (0.4)%		(173,555)
NET ASSETS: 100.0%		$41,740,208

________________
† Non-income producing
ADR — American Depositary Receipt

Summary of
Investments	% of
by Industry	Net
(unaudited)	Assets	Value
Steel Producers	91.4%	$38,160,207
Specialty Steel	4.6	1,894,033
Metal Processors & Fabricators	3.9	1,631,850
Diversified	0.2	95,433
Total Common Stocks	100.1	41,781,523
Money Market Fund	0.3	132,240
Other Assets Less Liabilities	(0.4)	(173,555)
	100.0%	$41,740,208

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Assets and Liabilities

	Environmental	Gold
	Services ETF	Miners ETF	Steel ETF
	For the Period	For the Period	For the Period
	October 10,	May 16, 2006*	October 10,
	2006* through	through	2006* through
	December 31,	December 31,	December 31,
	2006	2006	2006
Assets:
Investments, at value (Cost $36,751,708, $434,335,657 and $37,208,789)	$40,246,941	$442,211,855	$41,913,763
Receivables:
From Adviser	11,206	—	9,902
Investment securities sold	4,310,279	—	3,265,365
Shares sold	4,435,151	18,027,905	4,673,616
Dividends and interest	15,851	62,894	26,642
Prepaid expenses.	9,083	43,418	9,083
Total assets	49,028,511	460,346,072	49,898,371

Liabilities:
Payables:
Investment securities puchased	4,366,547	18,017,605	3,268,435
Shares redeemed	4,435,151	—	4,673,616
Due to Adviser	—	161,341	—
Due to custodian	55,368	1,336,197	139,460
Accrued expenses	76,766	135,284	76,652
Total liabilities	8,933,832	19,650,427	8,158,163
Net Assets	$40,094,679	$440,695,645	$41,740,208
Shares outstanding	900,000	11,052,500	900,000
Net asset value, redemption and offering price per share	$44.55	$39.87	$46.38
Net Assets consist of:
Aggregate paid in capital	$36,591,511	$433,535,080	$37,035,678
Unrealized appreciation on investments	3,495,233	7,876,198	4,704,974
Distributions in excess of net investment income	(409)	(75,079)	(444)
Undistributed/accumulated net realized gain (loss)	8,344	(640,554)	—
	$40,094,679	$440,695,645	$41,740,208

____________
* Commencement of operations.

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Operations

	Environmental	Gold
	Services ETF	Miners ETF	Steel ETF
	For the Period	For the Period	For the Period
	October 10,	May 16, 2006*	October 10,
	2006* through	through	2006* through
	December 31,	December 31,	December 31,
	2006	2006	2006
Income:
Dividends	$65,827	$1,967,856	$123,821
Interest	1,742	38,140	1,438
Foreign taxes withheld	—	(56,147)	(2,859)
Total income	67,569	1,949,849	122,400

Expenses:
Management fees	42,742	784,673	45,335
Professional fees	46,986	100,426	46,986
Reports to shareholders	12,300	18,965	12,300
Insurance	5,437	77,667	5,437
Trustees’ fees and expenses	4,920	52,228	4,920
Accounting services	2,296	—	2,296
Registration fees	2,214	6,067	2,214
Custodian fees	820	15,517	820
Transfer agent fees	492	5,085	492
Other	2,624	7,268	2,624
Total expenses	120,831	1,067,896	123,424
Expenses assumed by the Adviser	(73,815)	(204,756)	(73,555)
Net expenses	47,016	863,140	49,869
Net investment income	20,553	1,086,709	72,531

Realized and Unrealized Gain on Investments:
Net realized gain (loss) on investments sold	32,382	(1,154,010)	5,219
Net realized gain on in-kind redemptions	653,712	19,928,237	629,543
Unrealized appreciation of investments	3,495,233	7,876,198	4,704,974
Net realized and unrealized gain on investments	4,181,327	26,650,425	5,339,736
Net Increase in Net Assets Resulting from Operations	$4,201,880	$27,737,134	$5,412,267

____________
* Commencement of operations.

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Changes in Net Assets

	Environmental	Gold
	Services ETF	Miners ETF	Steel ETF
	For the Period	For the Period	For the Period
	October 10,	May 16, 2006*	October 10,
	2006* through	through	2006* through
	December 31,	December 31,	December 31,
	2006	2006	2006
Operations:
Net investment income	$20,553	$1,086,709	$72,531
Net realized gain (loss) on investments sold	32,382	(1,154,010)	5,219
Net realized gain on in-kind redemptions	653,712	19,928,237	629,543
Unrealized appreciation of investments.	3,495,233	7,876,198	4,704,974
Net increase in net assets resulting from operations	4,201,880	27,737,134	5,412,267
Dividends to shareholders from:
Net investment income	(20,962)	(1,161,788)	(72,975)
Net realized short-term gains	(24,038)	—	(5,219)
Return of capital	—	—	(52,306)
Total dividends	(45,000)	(1,161,788)	(130,500)
Equalization:
Undistributed net investment income included in price of shares sold and redeemed	—	293,896	—
Share transactions:**
Proceeds from sale of shares	40,377,031	559,115,184	41,138,582
Cost of shares redeemed	(4,439,232)	(145,288,781)	(4,680,141)
Increase in net assets resulting from share transactions	35,937,799	413,826,403	36,458,441
Net Assets, end of period***	$40,094,679	$440,695,645	$41,740,208
*** Including accumulated net investment loss	$(409)	$(75,079)	$(444)
** Shares of Common Stock Issued ($0.001 par value)
Shares sold	1,000,000	14,752,500	1,000,000
Shares redeemed	(100,000)	(3,700,000)	(100,000)
Net increase	900,000	11,052,500	900,000

____________
* Commencement of operations.

See Notes to Financial Statements

Market Vectors ETF Trust

Financial Highlights

For a share outstanding throughout the period:

	Environmental		Gold
	Services ETF		Miners ETF		Steel ETF
	For the Period		For the Period		For the Period
	October 10,		May 16, 2006*		October 10,
	2006* through		through		2006* through
	December 31,		December 31,		December 31,
	2006		2006		2006

Net Asset Value, Beginning of Period	$39.93		$39.72		$40.51
Income From Investment Operations:
Net Investment Income	0.02		0.11		0.08
Net Realized and Unrealized Gain on Investments	4.65		0.16		5.94
Total from Investment Operations	4.67		0.27		6.02
Less:
Dividend from Net Investment Income	(0.05)		(0.12)		(0.09)
Dividend from Return of Capital	—		—		(0.06)
Total Dividend	(0.05)		(0.12)		(0.15)
Net Asset Value, End of Period	$44.55		$39.87		$46.38
Total Return (a)	11.70	%(c)	0.67	%(c)	14.85	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000's)	$40,095		$440,696		$41,740
Ratio of Gross Expenses to Average Net Assets	1.40	%(b)	0.68	%(b)	1.34	%(b)
Ratio of Net Expenses to Average Net Assets	0.54	%(b)	0.55	%(b)	0.54	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24	%(b)	0.69	%(b)	0.79	%(b)
Portfolio Turnover Rate	3%		4%		1%

________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	Annualized.
(c)	Not annualized.
*	Commencement of operations.

See Notes to Financial Statements

Market Vectors ETF Trust

Notes To Financial Statements
December 31, 2006

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and currently consists of three investment portfolios: Environmental Services ETF, Gold Miners ETF and Steel ETF (each a “Fund” and, together, the “Funds”). Gold Miners commenced operations on May 16, 2006, and both Environmental Services and Steel commenced operations on October 10, 2006. Each Fund is a non-diversified management investment company. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the American Stock Exchange (Indices). The Funds and their respective Indices are presented below:

Fund	Index
Environmental Services ETF	Amex Environmental Services Index
Gold Miners ETF	Amex Gold Miners Index
Steel ETF	Amex Steel Index

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.

Equalization—The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

F.	Use of Derivative Instruments

Option Contracts—Each Fund may invest in call and put options on securities to seek performance that corresponds to the Index and in managing cash flows. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid. There were no options outstanding at December 31, 2006.

Futures—Each Fund may buy and sell futures contracts. The Funds may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2006.

Equity Swaps—Each Fund may enter into equity swaps to seek performance that corresponds to the Index and in managing cash flows. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. A Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract.

Market Vectors ETF Trust

Notes To Financial Statements

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At December 31, 2006, the Funds had no outstanding equity swaps.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) earns a fee at an annual rate of 0.50% of the Funds’ average daily net assets for investment management services. The Adviser has agreed to assume expenses exceeding 0.55% of the average daily net assets of the Funds at least until May 1, 2007. Expenses for the period ended December 31, 2006, under this agreement were reduced by $73,814, $204,756 and $73,555, for the Environmental Services ETF, Gold Miners ETF and Steel ETF, respectively. In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended December 31, 2006, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

		Proceeds
	Cost of	from
	Investments	Investments
	Purchased	Sold
Environmental Services ETF	$1,218,492	$1,214,325
Gold Miners ETF	13,217,767	14,035,524
Steel ETF	296,283	316,008

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $36,751,708, $435,702,040 and $37,208,789 for the Environmental Services ETF, Gold Miners ETF and Steel ETF, respectively. As of December 31, 2006, gross unrealized appreciation and depreciation of investments were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Fund	Appreciation	Depreciation	Appreciation
Environmental Services ETF	$3,845,026	$(349,793)	$3,495,233
Gold Miners ETF	14,644,052	(8,134,237)	6,509,815
Steel ETF	4,965,367	(260,393)	4,704,974

At December 31, 2006, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated
	Ordinary	Capital and	Unrealized
Fund	Income	Other Losses	Appreciation	Total
Environmental
Services ETF	$8,344	$—	$3,495,233	$3,503,577
Gold Miners ETF	723,228	(60,003)	6,509,815	7,173,040
Steel ETF	—	—	4,704,974	4,704,974

The tax character of dividends paid to shareholders during the period ended December 31, 2006 was as follows:

	Ordinary	Tax Return
Fund	Income	of Capital
Environmental Services ETF	$45,000	$—
Gold Miners ETF	1,161,788	—
Steel ETF	78,194	52,306

Net capital, currency and Passive Foreign Investment Company (“PFIC”) losses incurred after October 31, 2006 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the period ended December 31, 2006, the Funds’ intend to defer to January 1, 2007 for federal tax purposes post—October losses as follows:

Fund	PFIC Losses
Environmental Services ETF	$ —
Gold Miners ETF	60,003
Steel ETF	—

During the period ended December 31, 2006, as a result of permanent book to tax differences, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. These differences were primarily due to realized gains on redemptions in-kind. Net assets were not affected by these reclassifications.

	Decrease in	Increase in	Increase in
	Overdistributed	Accumulated	Aggregate
	Net Investment	Realized	Paid in
Fund	Income	Gain (Loss)	Capital
Environmental Services ETF	$—	$(653,712)	$653,712
Gold Miners ETF	—	(19,414,781)	19,414,781
Steel ETF	—	(629,543)	629,543

Note 6—Capital Share Transactions—As of December 31, 2006, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with a par value per share of $0.001. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of equity securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended December 31, 2006, the Trust had in-kind contributions and in-kind redemptions as follows:

	In-Kind	In-Kind
	Contributions	Redemptions
Environmental Services ETF	$40,304,346	$4,310,279
Gold Miners ETF	557,940,121	142,938,913
Steel ETF	39,726,875	3,265,365

Market Vectors ETF Trust

Notes To Financial Statements

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds’ contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Funds as directed by the Trustees. The Funds have elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of each Fund’s portion of the Plan was as follows: Environmental Services ETF—$410, Gold Miners ETF—$12,475 and Steel ETF—$444.

Note 9—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Funds’ 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Note 10—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities of the Market Vectors ETF Trust (comprising Environmental Services ETF, Gold Miners ETF and Steel ETF) (the “Funds”), including the schedules of investments, as of December 31, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Vectors ETF Trust at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 27, 2007

Board of Trustees/Officers (unaudited)

				Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Outside Fund Complex
Trustee’s Name, Address[1] and Age	Position(s), Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees:
David H. Chow	Trustee	Since 2006	Managing Partner, Lithos Capital Partners	3	None
49*			LLC (private equity firm), January 2006 to
			present; Managing Director, DanCourt
			Management LLC (strategy consulting firm),
			March 1999 to present; Managing Director,
			AIG Horizon Partners, LLC (venture capital
			firm), May 2000 to July 2002.

Phillip D. DeFeo	Chairman	Since 2006	Managing Director, Lithos Capital Trustee	3	Director of Visa USA,
60*	and Trustee		Partners LLC., 2005 to present; Chairman		Computershare
			and CEO, Pacific Exchange, Inc., 1999		Limited, Reflow,
			to 2005.		Forward Asset,
					Management, LLC
					and Berea College.

R. Alastair Short	Trustee	Since 2006	Managing Director, The GlenRock Group,	12	None
53*			LLC (private equity investment firm), May 1,
			2004 to present; President, Apex Capital
			Corporation (personal investment vehicle),
			January 1988 to present; President, Matrix
			Global Investments, Inc. and predecessor
			company (private investment company),
			September 1995 to January 1999.

Richard D. Stamberger	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc.	12	None
47*

Jan F. van Eck[4]	Trustee	Since 2006	Director and Executive Vice President,	3	Director, Greylock
43			Van Eck Associates Corporation; Director,		Capital Associates
			Executive Vice President and Chief		LLC
			Compliance Officer, Van Eck Securities
			Corporation; Director and President,
			Van Eck Absolute Return Advisers Corp.

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:
Charles T. Cameron	Vice President since 2006	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2006	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed, Inc.,
April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 2006	Vice President, Van Eck Associates Corporation; Vice President,
51		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since December 2006	Van Eck Absolute Return Advisers Corp., since December 2006; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005-December 2006; Second Vice President, Investment Reporting,
TIAA-CREF, January 1996 – April 2005; Senior Manager, Audits,
Grant Thornton, December 1993 – January 1996; Senior Manager,
Audits, McGladrey & Pullen, December 1986 – December 1993;
Officer of three other investment companies advised by the
Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2006	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
59	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006;Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 2006	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2006	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC., Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2006	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

___________________
1	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
2	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
*	Member of the Audit Committee.

Market Vectors ETF Trust

Approval of Management Agreement (unaudited)

The Board, including all Independent Trustees, have approved the investment management agreement between the Trust and the Adviser (the “Gold Miners Investment Management Agreement”) with respect to Market Vectors—Gold Miners ETF through May 1, 2008. The Gold Miners Investment Management Agreement was approved at a meeting held on May 12, 2006 (the “May Meeting”).

In preparation for the May Meeting, the Trustees received materials from the Adviser, including expense information for comparative funds. The Trustees also reviewed the draft prospectus and statement of additional information for Market Vectors—Gold Miners ETF.

The Independent Trustees met prior to the commencement of the May Meeting in executive session with their counsel, who is independent of the Adviser and its affiliates. During the course of the executive session, the Independent Trustees discussed a variety of topics in connection with their consideration of the Gold Miners Investment Management Agreement, including the background and experience of the proposed portfolio managers, noting in this regard the nature of the investment program of Market Vectors—Gold Miners ETF as disclosed in the draft prospectus. The Independent Trustees also discussed pending regulatory inquiries with respect to the Adviser and certain affiliates and the current status, as they understood it, of the Adviser’s compliance environment.

At the May Meeting, the Adviser reviewed the founding of the firm, including a description of the Trust’s development process and the Adviser’s investment philosophy. The Adviser described the efforts that had been made to obtain the necessary order from the SEC that was required before Market Vectors—Gold Miners ETF could begin operations, and the analysis that had been performed in determining which prospective service providers to recommend to the Board. The Trustees reviewed the Adviser’s financial condition in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of Market Vectors—Gold Miners ETF for the foreseeable future. The Adviser described the process that will be used in managing Market Vectors—Gold Miners ETF and the background of the proposed portfolio managers, as well as the background and involvement of the Adviser’s personnel who would be supervising the proposed portfolio managers. In this regard, the Trustees reviewed the ability of the personnel of the Adviser to mange the portfolio of Market Vectors—Gold Miners ETF in a manner that would cause Market Vectors—Gold Miners ETF to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying Index. Since Market Vectors—Gold Miners ETF had not yet commenced operations, the Trustees were not in a position to consider the historical performance of Market Vectors—Gold Miners ETF or the quality of services previously provided pursuant to the Gold Miners Investment Management Agreement.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of comparative funds (some of which operate as unit investment trusts and do not involve portfolio management). Taking into account the risks assumed by the Adviser, the Trustees considered other benefits received by the Adviser from serving as adviser of Market Vectors—Gold Miners ETF and from providing administrative services to Market Vectors—Gold Miners ETF, and from an affiliate of the Adviser serving as distributor for Market Vectors—Gold Miners ETF, including sub-licensing fees that the Adviser may receive in connection with the underlying Index of Market Vectors—Gold Miners ETF. The Trustees reviewed the terms of the proposed Gold Miners Investment Management Agreement, including the Adviser’s commitment to waive fees and/or pay expenses of Market Vectors—Gold Miners ETF to the extent necessary to prevent the operating expenses of Market Vectors—Gold Miners ETF (excluding interest expense, brokerage commissions, offering costs and other trading expenses, fees, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year at least until May 1, 2007. The Trustees also received an undertaking from the Adviser to inform them of the growth in assets of Market Vectors—Gold Miners ETF during the initial phase of its operations so that the Trustees could, among other things, consider whether any economies of scale may exist as the assets of Market Vectors—Gold Miners ETF grew. The Trustees did not consider historical information about the profitability of Market Vectors—Gold Miners ETF to the

Market Vectors ETF Trust

Adviser since Market Vectors—Gold Miners ETF had not yet commenced operations. However, the Adviser will provide the Trustees with profitability information in connection with future proposed continuances of the Gold Miners Investment Management Agreement.

The Independent Trustees met in executive session with their independent counsel after the Adviser’s and other service providers’ presentations in order to further consider the Gold Miners Investment Management Agreement.

In voting to approve the Gold Miners Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Gold Miners Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgement and that the Gold Miners Investment Management Agreement is in the interest of Market Vectors—Gold Miners ETF and its shareholders. In connection with their deliberations with regard to the Gold Miners Investment Management Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed to be appropriate in the light of the legal advice furnished to them and their own business judgement. The Trustees did not consider any single factor as controlling in determining whether or not to enter into the Gold Miners Investment Management Agreement, and each Trustee attributed different weights to the various factors.

The Board, including all of the Independent Trustees, have approved an investment management agreement between the Trust and the Adviser (the “Environmental Services and Steel Investment Management Agreement”) with respect to each of Market Vectors—Environmental Services ETF and Steel ETF through May 1, 2008. The Environmental Services and Steel Investment Management Agreement was approved at a meeting held on October 4, 2006 (the “October Meeting”).

In preparation for the October Meeting, the Trustees received materials from the Adviser, including expense information for comparative funds. The Trustees also reviewed the draft prospectus and statement of additional information for each of Market Vectors—Environmental Services ETF and Steel ETF. The Independent Trustees’ discussions among themselves and with management at the May meeting concerning Market Vectors—Gold Miners ETF, having just recently occurred, served as an important source of information in connection with the approval of the Environmental Services and Steel Investment Management Agreement, including the background and experience of the proposed portfolio managers, the nature of the investment program of an exchange-traded fund which sought to replicate the performance of an index, pending regulatory inquiries with respect to the Adviser and certain affiliates, the current status, as they understood it, of the Adviser’s compliance environment, the founding of the Adviser, including a description of the Trust’s development process and the Adviser’s investment philosophy, the Adviser’s analysis that had been performed in determining which prospective service providers to recommend to the Board and the Adviser’s financial condition.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of comparative funds (some of which operate as unit investment trusts and do not involve portfolio management). Taking into account the risks assumed by the Adviser, the Trustees considered other benefits received by the Adviser from serving as adviser of each of Market Vectors—Environmental Services ETF and Steel ETF and from providing administrative services to each of Market Vectors—Environmental Services ETF and Steel ETF, and from an affiliate of the Adviser serving as distributor for each of Market Vectors—Environmental Services ETF and Steel ETF, including sub-licensing fees that the Adviser may receive in connection with the underlying Index of each of Market Vectors—Environmental Services ETF and Steel ETF. The Trustees discussed the fact that the fund accounting services would not be provided by the Adviser, but rather pursuant to a separate fund accounting agreement with The Bank of New York, which was different from the agreement that the Adviser had with Market Vectors—Gold Miners ETF. The Trustees reviewed the terms of the proposed Environmental Services and Steel Investment Management Agreement, including the Adviser’s commitment to waive fees and/or pay expenses of each of Market Vectors—Environmental

Market Vectors ETF Trust

Approval of Management Agreement (unaudited)
(continued)

Services ETF and Steel ETF to the extent necessary to prevent the operating expenses of each of Market Vectors—Environmental Services ETF and Steel ETF (excluding interest expense, brokerage commissions, offering costs and other trading expenses, fees, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year at least until May 1, 2007. The Trustees did not consider historical information about the profitability of either Market Vectors—Environmental Services ETF or Steel ETF to the Adviser since neither Market Vectors—Environmental Services ETF or Steel ETF had commenced operations. However, the Adviser will provide the Trustees with profitability information in connection with future proposed continuances of the Environmental Services and Steel Investment Management Agreement. Since neither Market Vectors—Environmental Services ETF nor Steel ETF had commenced operations, the Trustees were not in a position to consider the historical performance or the quality of services previously provided to each of Market Vectors—Environmental Services ETF and Steel ETF pursuant to the Environmental Services and Steel Investment Management Agreement.

The Independent Trustees met in executive session with their independent counsel after the Adviser’s presentation in order to further consider the Environmental Services and Steel Investment Management Agreement.

In voting to approve the Environmental Services and Steel Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Environmental Services and Steel Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment and that the Environmental Services and Steel Investment Management Agreement is in the interest of each of Market Vectors—Environmental Services ETF and Steel ETF and their respective shareholders. In connection with their deliberations with regard to the Environmental Services and Steel Investment Management Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed to be appropriate in the light of the legal advice furnished to them and their own business judgment. The Trustees did not consider any single factor as controlling in determining whether or not to enter into the Environmental Services and Steel Investment Management Agreement, and each Trustee attributed different weights to the various factors.

VAN ECK GLOBAL WWW.VANECK.COM 99 PARK AVENUE, NEW YORK, NY 10016

This report must be preceded or accompanied by a
Market Vectors ETF Trust Prospectus, which includes
more complete information. An investor should consider
the investment objective, risks, and charges and expenses
of the Funds carefully before investing. The prospectus
contains this and other information about the Fund.
Please read the prospectus carefully before investing.

Additional information about the Funds’ Board of
Trustees/Officers and a description of the policies and
procedures the Funds use to determine how to vote prox-
ies relating to portfolio securities are provided in the
Statement of Additional Information. The Statement of
Additional Information and information regarding how
the Funds voted proxies relating to portfolio
securities during the most recent twelve month period
ending June 30 is available, without charge, by calling
1.888. MKT.VCTR, or by visiting www.vaneck.com, or on
the Securities and Exchange Commission’s website at
http://www.sec.gov.

The Funds file their complete schedule of portfolio
holdings with the Securities and Exchange Commission
for the first and third quarters of each fiscal year on
Form N-Q. The Funds’ Form N-Qs are available on the
Commission’s website at http://www.sec.gov and may
be reviewed and copied at the Commission’s Public
Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be
obtained by calling 1.800. SEC.0330. The Funds’ complete
schedules of portfolio holdings are also available by
calling 1.888. MKT.VCTR or by visiting www.vaneck.com.

Investment Adviser:
Van Eck Associates Corporation
Distributor:
Van Eck Securities Corporation | 99 Park Avenue
New York, NY 10016 | www.vaneck.com
Account Assistance 1.888. MKT.VCTR

2006 ANNUAL REPORT

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, Phillip
     DeFeo, R. Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

Ernst & Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $129,500 for 2006.

(b)  Audit-Related Fees

Ernst & Young did not bill for audit-related fees during 2006.

(c)  Tax Fees

Ernst & Young did not bill for tax fees during 2006.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.